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                              SAFECO COMMON STOCK TRUST
                SUPPLEMENT TO THE PROSPECTUS DATED SEPTEMBER 30, 1996
                          SUPPLEMENT DATED NOVEMBER 25, 1996

The following information supplements the Trust's No-Load Prospectus:

1. The following information replaces the sentence following the third bullet under the subheading "The Funds" on page 5:

         "Has a minimum initial investment requirement of $1,000 for regular accounts, $250 for individual retirement accounts ("IRAs") and accounts established under the Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA")."

2. The following information replaces the first three sentences under the subheading "Initial Purchases" on page 37:

         "MINIMUM INITIAL INVESTMENT $1,000 (IRA, UGMA AND UTMA $250).

         Minimum initial investments are negotiable for retirement accounts other than IRAs.

         No minimum initial investment is required to establish the Automatic Investment Method (except for certain UGMA or UTMA accounts) or Payroll Deduction Plan."

3. The following information replaces the first sentence under the subheading "Additional Purchases" on page 37:

         "MINIMUM ADDITIONAL INVESTMENT $100 FOR ALL ACCOUNTS, EXCEPT FOR UGMA OR UTMA AUTOMATIC INVESTMENT METHOD ("AIM") ACCOUNTS OPENED WITH AN INITIAL INVESTMENT OF $250 OR MORE. THESE ACCOUNTS HAVE A MINIMUM ADDITIONAL INVESTMENT OF ONLY $50. THERE IS NO MINIMUM INVESTMENT FOR DIVIDEND REINVESTMENTS."

4. The following information replaces the sentence under the subheading "Automatic Investment Method" on page 42:

         "AIM enables you to make regular monthly investments by authorizing SAFECO Services to withdraw a specific amount from your bank account and invest the amount in any Fund. AIM has a minimum of $100 per withdrawal per Fund for all accounts ( except UGMA and UTMA accounts which have a lower $50 minimum for additional investments, provided that the account was opened with an initial investment of at least $250)."

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5.  The following information replaces the discussion following the first sentence in Item 3, page 28 under the subheading "Common Investment Practices of the Funds":

         "The Funds may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. With respect to repurchase agreements, each Fund will invest no more than 5% of its total assets in repurchase agreements and will not purchase repurchase agreements that mature in more than seven days. Counterparties of foreign repurchase agreements may be less creditworthy than U.S. counterparties."